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                                                                    EXHIBIT 99.7



                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                  by and among

                     PACIFIC AEROSPACE & ELECTRONICS, INC.
                             AEROMET AMERICA, INC.
                           BALO PRECISION PARTS, INC.
                        CASHMERE MANUFACTURING CO., INC.
                             CERAMIC DEVICES, INC.
                        ELECTRONIC SPECIALTY CORPORATION
                      NORTHWEST TECHNICAL INDUSTRIES, INC.
                        PACIFIC COAST TECHNOLOGIES, INC.
                         SEISMIC SAFETY PRODUCTS, INC.
                    SKAGIT ENGINEERING & MANUFACTURING, INC.
                            PA&E INTERNATIONAL, INC.

                                      and

                          DDJ Capital Management, LLC,
                            as Agent for the Lenders


                           Dated as of March 1, 2001
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SCHEDULES
---------

Schedule A    -    List of Grantors
Schedule B    -    List of Lenders
Schedule I    -    Patents
Schedule II   -    Trademarks
Schedule III  -    Licenses
Exhibit A     -    Form of Trademark Collateral Agreement and Notice
Exhibit B     -    Form of Patent Collateral Agreement and Notice


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


     THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of March 1, 2001 is made by Pacific Aerospace & Electronics, Inc., a Washington corporation and each of its subsidiaries listed on Schedule A attached hereto (each, a "Grantor" and collectively, the "Grantors"), for the benefit of each of the lenders set forth on Schedule B hereto (each a "Lender" and collectively the "Lenders") and DDJ Capital Management LLC, as agent for the Lenders (the "Agent"). All capitalized terms used herein, unless otherwise defined, are defined as provided in the Loan Agreement (as defined below).

     WHEREAS, Grantors, Lenders and the Agent are entering into the Loan Agreement dated as of March 1, 2001 (collectively with the schedules and exhibits thereto, the "Loan Agreement"); and

     WHEREAS, it is a condition precedent to Lenders entering into the Loan Agreement that Grantors shall have granted the security interests and made the pledges and grants of the security interest contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the promises and in order to induce Lenders to enter into the Loan Agreement, Grantors hereby agree with Lenders for their benefit as follows:

     SECTION 1.  Grant of Security.  Each of the Grantors, as applicable, hereby
                 -----------------
grant and pledge to the Agent, for the benefit of the Lenders a security interest in the following, in each case, as to each type of property described below, and in all Proceeds (as defined below) thereof (collectively, the "Intellectual Property Collateral"):


        (a) all patents, patent applications, and patentable inventions, including, without limitation, each patent identified in Schedule I attached
                                                         ----------
hereto  and made a part hereof and each patent application identified in such
Schedule I, and including, without limitation, (i) all inventions and
----------
improvements described and claimed therein and the right to make, use, or sell the same, (ii) the right to sue or otherwise recover for any misappropriations thereof, (iii) all

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income, royalties, damages, and other payments and Proceeds now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of Grantors accruing thereunder or pertaining thereto (the "Patents");

        (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations, and any renewals thereof, including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including,
              -----------
without limitation, (i) the right to sue or otherwise recover for any and all past, present, and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments and Proceeds now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress, or other indicia of trade origin (the "Trademarks"); and

        (c)  all license agreements with any other person or entity ("Person"
in connection with any of the Patents or Trademarks, or such other Person's patents, trade names, trademarks, service marks, or other intellectual property, whether such Grantors are a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on
Schedule III attached hereto and made a part hereof, and any right to prepare
------------
for sale, sell and advertise for sale, all Inventory (as defined in the Loan Agreement) now or hereafter owned by Grantors and now or hereafter covered by any such licenses, and all proceeds thereto (the "Licenses" and each a "License").

        (d) "Proceeds" shall have the meaning assigned to such term under the Uniform Commercial Code and, in any event, shall also include without limitation
(i) any and all proceeds of any guarantee, insurance, or indemnity payable to Lenders from time to time with respect to any of the Intellectual Property Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to the Lenders from time to time as consideration for any confiscation, condemnation, seizure, or forfeiture of all or any part of the Intellectual Property Collateral by any governmental authority; (iii) all proceeds of any sale, lease, license, or other disposition of any of the Intellectual Property Collateral or rights therein whether or not the lien therein purportedly granted hereunder is valid or attaches or is perfected; and (iv) any and all other amounts from time to time paid or payable with respect to or in connection with any of the Intellectual Property Collateral.

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        SECTION 2.  Future Intellectual Property Grants.
                    -----------------------------------

        Should any Grantor obtain an ownership interest in, adopt, use, acquire or apply for registration of any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, or License, which is not now a part of the Intellectual Property Collateral,

        (a)  the provisions of Section 1 will automatically apply thereto,

        (b) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration, or trademark or service mark application (together with the goodwill of the business connected with the use of same and symbolized by same), or License will automatically become part of the Intellectual Property Collateral, and

        (c) Grantors will give the Agent reasonably prompt notice thereof in writing.


        SECTION 3.  Notice.  Grantors agree that simultaneously with the
                    ------
execution of this Agreement, and thereafter upon any amendment of Schedule I or
                                                                  ----------
II, the Grantors shall execute notices in the form appended hereto as Exhibit A
--
or B (each, a "Notice"), as appropriate, with respect to all of the Intellectual Property Collateral, now owned or hereafter acquired, and shall deliver each Notice to the Agent for the purpose of recordation under the Uniform Commercial Code and at the U.S. Patent and Trademark Office or its foreign counterpart, as appropriate.


        SECTION 4.  Security for Grantors' Obligations.  This Agreement secures
                    ----------------------------------
the full and timely payment and performance of all obligations of Grantors now or hereafter existing under the Loan Agreement (the "Obligations"), whether for principal, interest, fees, expenses, or otherwise.


        SECTION 5.  Grantors Remain Liable.  Anything herein to the contrary
                    ----------------------
notwithstanding, (a) Grantors shall remain liable under the contracts and agreements included in the Intellectual Property Collateral to which they are a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, and (b) the exercise by the Agent, at the direction of a majority of the Lenders, of any of the rights or remedies hereunder shall not release Grantors from any of their duties or obligations under the Loan Agreement or otherwise with respect to the Intellectual Property Collateral.

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        SECTION 6.  Representations and Warranties.  Grantors represent and
                    ------------------------------
warrant, as of the Effective Date and thereafter automatically upon each amendment of a Schedule, as follows:


        (a) Each Grantor is the legal and beneficial owner of the Intellectual Property Collateral pledged by such Grantor free and clear of any lien, claim, option, or right of others, except as disclosed in the Loan Agreement and for the liens and security interests created under this Agreement or permitted under the Loan Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Intellectual Property Collateral or listing such Grantor, or any of its subsidiaries, or any trade name of such Grantor or any of its subsidiaries, as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark Office), except as has been disclosed to the Lenders in the Loan Agreement, that will be terminated at or immediately following the Closing after application of the proceeds from the Term Loans in accordance with the Loan Agreement, as permitted under the Loan Agreement or as may have been filed in favor of Lenders relating to this Agreement or the Loan Agreement.

        (b)  Set forth in Schedule I is a complete and accurate list of all
                          ----------
Patents owned by Grantors and applied for or registered with the U.S. Patent and Trademark Office or any foreign patent office. Set forth in Schedule II is a
                                                             -----------
complete and accurate list of all Trademarks owned by Grantors and applied for or registered with the U.S. Patent and Trademark Office or any foreign trademark offices. Set forth in Schedule III is a complete and accurate list of all
                      ------------
Licenses in which Grantors is (i) a licensor with respect to any of the Patents or Trademarks, or (ii) a licensee of any other Person's patents, trade names, trademarks, or service marks. Grantors have made all necessary filings and recordations to protect and maintain their interests in the Patents, Trademarks, and Licenses except as disclosed.

        (c) Each Patent and Trademark is subsisting and has not been adjudged invalid, unregistrable, or unenforceable, in whole or in part, and to the knowledge of Grantors is valid, registrable, and enforceable. Each License is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable. Grantors are not aware of any uses of any item of Intellectual Property Collateral which would be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

        (d)  Except as permitted under or disclosed in the Loan Agreement,

Grantors have not made any previous assignment, transfer, or agreement constituting a present or future assignment, transfer, or encumbrance of any of the Intellectual Property Collateral. Grantors have not granted any license (other than those listed on Schedule III hereto), release, covenant not to sue,
                            ------------
or non-assertion assurance to any Person with respect to any part of the Intellectual Property Collateral.

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        (e)  Grantors have made reasonable efforts to provide proper statutory notice in connection with their use of each Patent, Trademark, and License.

        (f) This Agreement, upon execution and filing of each Notice (as defined above), creates in favor of the Lenders a valid and perfected security interest in the Intellectual Property Collateral of the Grantors, securing the payment of the Obligations.

        (g) No consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required (i) for the grant by Grantors of the security interest granted hereby, for the pledge by Grantors of the Intellectual Property Collateral pursuant hereto, or for the execution, delivery, or performance of this Agreement by Grantors, (ii) for the perfection or maintenance of the pledge and security interest created hereby (including the first and only priority nature of such pledge and security interest), except as disclosed in the Loan Agreement and for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements are in proper form and are duly executed, and the filing and recording of the Notices in the applicable state filing office and the United States Patent and Trademark Office against each Patent and Trademark, or (iii) for the exercise by the of its rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement.

        (h) To the Grantor's knowledge, there are no claims by any third party relating to any item of Intellectual Property Collateral.

        (i) No claim has been made and is continuing or threatened that any item of Intellectual Property Collateral is invalid or unenforceable or that the use by Grantors of any Intellectual Property Collateral does or may violate the rights of any Person. To the best of the Grantors' knowledge, there is currently no infringement or unauthorized use of any item of Intellectual Property Collateral.

        (j) Grantors have taken all reasonably necessary steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Intellectual Property Collateral and have taken all necessary steps to ensure that all licensed users of any of the Intellectual Property Collateral use such consistent standards of quality.

        (k) Grantors shall continue to use proper statutory notice in connection with their use of each of the Patents and Trademarks.

        (l) Grantors shall take all reasonable steps which they, the Agent or a majority of the Lenders deem appropriate under the circumstances to preserve and protect the

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Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Intellectual Property Collateral, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Intellectual Property Collateral use at least such standards of quality.

        (m) To the best of the Grantors' knowledge, there are no other users of any of the Trademarks or variations thereof that are similar enough to a Trademark, with due regard to goods and services with which the respective Trademarks are used, as to be likely to cause confusion or mistake among consumers.

        (n) To the best of the Grantors' knowledge, the Intellectual Property Collateral does not infringe any third-party patent, trademark, copyright, or any other third-party intellectual property or other proprietary right, and the pledge of such Intellectual Property Collateral does not and will not create or cause an unlawful disclosure, use, or misappropriation of a trade secret or similar proprietary right.

        SECTION 7.  Lender's Rights and Further Assurances.
                    --------------------------------------

        (a)  Enforcement of Rights.  Grantors agree that from time to time and
             ---------------------
at their expense Grantors shall promptly execute and deliver all further instruments and documents, and take all further action, that the Agent believes may be reasonably necessary or reasonably desirable, or that the Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted hereby or to enable the Lenders to exercise and enforce their rights and remedies hereunder with respect to any part of the Intellectual Property Collateral. Without limiting the generality of the foregoing, a Grantor will, upon the reasonable request of the Agent or a majority of the Lenders, with respect to the Intellectual Property Collateral owned by Grantor, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be reasonably necessary or desirable, or as the Agent or a majority of the Lenders may reasonably request, in order to perfect and preserve the pledge and security interest granted or purported to be granted hereby.

        (b)  Continuation Statements.  Grantors hereby authorize the Agent to
             -----------------------
file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of Grantors where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof will be sufficient as a financing statement where permitted by law.

        (c)  Lender's Information.  Grantors will furnish to the Agent from time
             --------------------
to time statements and schedules further identifying and describing the Intellectual Property

Collateral and such other reports in connection with the Intellectual Property Collateral as the Agent may reasonably request, all in reasonable detail.

        (d)  Prosecution and Maintenance.  With respect to each Patent and
             ---------------------------
Trademark, Grantors shall take all necessary or desirable steps, including, without limitation, in the United States Patent and Trademark Office, in any applicable state filing office, or in any court, to (i) maintain each such Patent or Trademark registration, and (ii) pursue diligently each such Patent or Trademark application now or hereafter included in the Intellectual Property Collateral, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal, or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement, and misappropriation proceedings. Grantors agree to take corresponding steps with respect to each new or acquired Patent and Trademark registration or application to which they now or later become entitled. Any and all expenses incurred in connection with such activities will be borne by Grantors. Grantors shall not discontinue use of or otherwise abandon any Patent or Trademark now or hereafter included in the Intellectual Property Collateral, unless Grantors shall have first determined in their reasonable business judgment that such use, pursuit, or maintenance of same is no longer desirable in the conduct of Grantors' business, in which case Grantors shall give prompt written notice of any such abandonment or discontinuance to Agent.

        (e)  Abandonment; Notice of Proceeding.  Grantors shall notify the Agent
             ---------------------------------
and each Lender promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral has been determined to have become abandoned or dedicated to the public, (ii) of the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral, or (iii) of any adverse determination.

        (f)  Infringement Actions.  Grantors shall have the duty to take any and
             --------------------
all actions which reasonably may be necessary or desirable to protect the Intellectual Property Collateral, including without limitation the prosecution and defense of infringement actions involving the Intellectual Property Collateral. In the event that Grantors make a determination in their reasonable business judgment that any item of the Intellectual Property Collateral is infringed or misappropriated by a third party, or that any item of the Intellectual Property Collateral infringes or may infringe the rights of a third party, then Grantors shall promptly notify the Agent and each Lender and will take such actions as Grantors, the Agent or a majority of Lenders deem appropriate under the circumstances to protect and/or defend such Intellectual Property Collateral. Such actions may include, but are not limited to (i) suing for infringement or misappropriation and for an injunction against such infringement or misappropriation, and (ii) defending against any claim, suit, or proceeding brought against a Grantor or a Lender with

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respect to the Intellectual Property Collateral. During the continuance of any
Event of Default, the Agent, at the direction of the majority of Lenders shall have the right, but shall in no way be obligated, to bring suit in their own name or in Grantors' names to enforce and protect rights in the Intellectual Property Collateral. Any expense in connection with such activities will be borne by the Grantors.

        SECTION 8.  Transfers and Other Liens.  Grantors agree that they shall
                    -------------------------
not (i) sell, assign (by operation of law or otherwise), otherwise dispose of (except as provided in Section 7(d)), or grant any option with respect to any of the Intellectual Property Collateral, or (ii) create or suffer to exist any lien upon or with respect to any of the Intellectual Property Collateral except for the pledge and security interest created by this Agreement.


        SECTION 9.  Lender Appointed Attorney-in-Fact.  Grantors hereby
                    ---------------------------------
irrevocably appoint the Agent as attorney-in-fact, with full authority in the place and stead of Grantors and in the name of Grantors or otherwise, upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement) and, upon notice to Grantors, to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:


        (a) to ask for, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral;

        (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

        (c) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable to enforce the rights of the Lender with respect to any of the Intellectual Property Collateral.

        SECTION 10.  Lender May Perform.  If Grantors fail to perform any
                     ------------------
agreement contained herein, the Agent may itself, upon five (5) days' notice to Grantors, perform, or cause performance of, such agreement, and all expenses of Lender incurred in connection therewith shall be promptly paid by Grantors in accordance with Section 14 herein.


        SECTION 11.  Lender's Duties.  The powers conferred on the Agent and
                     ---------------
each Lender hereunder are solely to protect interest in the Intellectual Property Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. Except for the safe custody

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of any Intellectual Property Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Intellectual Property Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Intellectual Property Collateral. The Agent shall exercise reasonable care in the custody and preservation of any Intellectual Property Collateral in its possession and shall accord such Intellectual Property Collateral treatment equal to that which the Agent accords its own property.


        SECTION 12.   Remedies.  If any Event of Default has occurred and is
                      --------
continuing:

(a) The Agent, at the direction of the majority of the Lenders may exercise in respect of the Intellectual Property Collateral, in addition to other rights and remedies provided for herein, in the Loan Agreement, or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "New York Uniform Commercial Code") (whether or not the New York Uniform
 --------------------------------
Commercial Code applies to the affected Intellectual Property Collateral) and also may (i) require Grantors to, and Grantors hereby agree that they will at their expense and upon request of Lender forthwith, assemble all or part of the documents and things embodying any part of the Intellectual Property Collateral as directed by Lender and make them available to Lender at a place and time to be designated by Lender; (ii) without notice except as specified below and as required by law, sell the Intellectual Property Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as such Lender may deem commercially reasonable; and (iii) occupy any premises owned or leased by Grantors where documents and things embodying the Intellectual Property Collateral or any part thereof are assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Grantors in respect of such occupation. In the event of any sale, assignment, or other disposition of any of the Intellectual Property Collateral, the goodwill of the business connected with and symbolized by any of the Intellectual Property Collateral subject to such disposition will be included, and Grantors will supply to Agent or its designee Grantors' know-how and expertise, and documents and things embodying the same, relating to the manufacture, distribution, advertising, and sale of products or the provision of services relating to any Intellectual Property Collateral subject to such disposition and, including, but not limited to, Grantors' customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising, and sale of such products and services. Grantors agree that, to the extent notice of sale is required by law, at least ten (10) days' notice to Grantors of the time and place of any public sale or the time after which any private sale is to be made will constitute reasonable notification. The Agent is not obligated to make any sale of Intellectual Property Collateral regardless of any notice of sale given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice except as required by law, be made at the time and place to which it was so adjourned.

        (b) All cash proceeds received by the Agent, on behalf of the Lenders in respect of any sale of, collection from, or other realization upon, all or any part of the Intellectual Property Collateral may be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable pursuant to Section 14, in whole or in part) by Agent, for the benefit of the Lenders against all or any part of the Obligations in such order as the Loan Agreement may require. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations shall be paid over to the Grantors or to whomever may be lawfully entitled to receive such surplus.

        (c) The Agent or a majority of the Lenders may exercise any and all rights and remedies of Grantors in respect of the Intellectual Property Collateral.

        (d) All payments received by Grantors in respect of the Intellectual Property Collateral shall be received in trust for the benefit of the Lenders, shall be segregated from other funds of Grantors and shall be forthwith paid over to the Lenders in the same form as so received (with any necessary or desirable endorsement or assignment).

        SECTION 13.  Indemnity.    Grantors agree to indemnify, defend, and hold
                     ---------
harmless the Agent and each Lender and each of its directors, members, officers, employees and agents, on demand, from and against any and all claims, losses, obligations, damages, fees, costs, expenses, disbursements, and liabilities, of any kind and nature whatsoever, including the reasonable fees and expenses of its counsel and of any experts and agents, interest, penalties, and amounts paid in settlement, arising out of or resulting from this Agreement (including, without limitation, the assignment of the Intellectual Property Collateral, the use of the Intellectual Property Collateral, any infringement action or other claim relating to the Intellectual Property Collateral, or the enforcement of this Agreement), except claims, losses, or liabilities resulting from Lender's gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.


        SECTION 14.  Expenses.  All expenses incurred in connection with the
                     --------
performance of this Agreement and all obligations set forth herein shall be borne by Grantors. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Lenders in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents, Trademarks, and Licenses, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks, and Licenses, shall be borne by and paid by Grantors on demand by Lender and until so paid shall be added to the principal amount of Secured Notes (as defined in the Security Agreement) and shall bear interest at the rate for such Secured Notes.


     SECTION 15.   Security Interest Absolute.  All rights of the Agent and the
                   --------------------------
Lenders and the pledge and security interest created hereunder, and all obligations of Grantors hereunder, are absolute and unconditional, irrespective of:

        (a) any lack of validity or enforceability of this Agreement, the Loan Agreement, or any other agreement, instrument, or document relating to the Obligations or to the Intellectual Property Collateral;

        (b) any change in the time, manner, or place of payment of, or change in any other term of, all or any of the Obligations or any other amendment, restatement, or other modification or waiver of, or any consent to, any departure from the terms of this Agreement or of the Loan Agreement;

        (c) any taking, exchange, release, or non-perfection of any other collateral, or any taking, release, amendment, restatement, other modification, or waiver of or consent to any departure from any guaranty, for all or any of the Obligations;

        (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Grantors, or any of their subsidiaries;

        (e) any change, restructuring or termination of the corporate structure or existence of Grantors or any of their subsidiaries; or

        (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantors or a third party Grantor of a security interest.

     SECTION 16.   Amendments, Waivers, Supplements, Etc.
                   -------------------------------------

        (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by a Grantor herefrom, shall be effective unless the same shall be in writing and signed by the Agent and a majority of the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

          (b) No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right.

     SECTION 17.   Addresses for Notices.  All notices and other
                   ---------------------
communications provided for hereunder shall be as set forth in the Loan
Agreement.

     SECTION 18.   Continuing Security Interest, Assignments.  This Agreement
                   -----------------------------------------
shall create a continuing security interest in the Intellectual Property Collateral and shall (a) remain in full force and effect until the latest of (i) the indefeasible payment or performance in full of all of the Secured Notes, and
(ii) the date of termination in whole of all the rights and obligations of Lender under the Loan Agreement, (b) be binding upon Grantors, and their respective successors and assigns, and (c) inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of Lenders and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement (including, without limitation, all or any portion of the Secured Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

     SECTION 19.   Release and Termination.
                   -----------------------

          (a) Upon any sale, lease, transfer, or other disposition of any item of Intellectual Property Collateral in accordance with the terms of the Loan Agreement, the Agent will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence the release of such item of Intellectual Property Collateral from the security interest granted hereby; provided, however, that (i) at the time of such request
                         --------  -------
and such release, no Default shall have occurred and be continuing, (ii) Grantors shall have delivered to the Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release describing the item of Intellectual Property Collateral and the terms of the sale, lease, transfer, or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Agent and a certification by Grantors to the effect that the transaction is in compliance with the Loan Agreement and as to such other matters as Agent may request, and (iii) the proceeds of any such sale, lease, transfer, or other disposition required to be applied in accordance with the Loan Agreement, and (iv) the Agent at the direction of a majority of the Lenders shall have approved such sale, lease, transfer, or other disposition in writing.

          (b) Upon the later of (i) the indefeasible payment or performance in full of the Obligations, or (ii) the date of termination in whole of all rights and obligations of the Lenders under the Loan Agreement, the pledge and security interest granted by the Grantors hereby shall terminate and all rights to the Intellectual Property Collateral shall revert to the appropriate Grantor. Upon any such termination, the Agent will, upon receipt of a written request and at the Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

     SECTION 20.  Remedies Cumulative.  All of the Agent's and each Lender's
                  --------------------
rights and remedies with respect to the Intellectual Property Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. Grantors acknowledge and agree that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Agent or any Lender under the Loan Agreement but rather is intended to facilitate the exercise of such rights and remedies. The Agent and the Lender shall have, in addition to all other rights and remedies given it by the terms of this Agreement and the Loan Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Intellectual Property Collateral may be located.

     SECTION 21.  Execution in Counterparts.  This Agreement may be executed
                  -------------------------
in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 22.  Governing Law; Terms.  This Agreement shall be governed by
                  --------------------
and construed in accordance with the laws of the State of New York (without giving effect to its conflicts of law principles), except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of the Intellectual Property Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the New York Uniform Commercial Code are used herein as therein defined.


            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.
                             SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its respective officer, thereunto duly authorized, as of the date first above written.

                              PACIFIC AEROSPACE & ELECTRONICS, INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  President and Chief Executive Officer


                              AEROMET AMERICA, INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  Executive Vice President


                              BALO PRECISION PARTS, INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  Executive Vice President


                              CASHMERE MANUFACTURING CO., INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  Executive Vice President


                              CERAMIC DEVICES, INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------

                              Name:  Donald A. Wright
                              Title:  Executive Vice President



                              ELECTRONIC SPECIALTY CORPORATION



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  Executive Vice President


                              NORTHWEST TECHNICAL INDUSTRIES, INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  Executive Vice President


                              PACIFIC COAST TECHNOLOGIES, INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  Executive Vice President


                              SEISMIC SAFETY PRODUCTS, INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  Executive Vice President


                              SKAGIT ENGINEERING &
                                 MANUFACTURING, INC.

                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  Executive Vice President


                              PA&E INTERNATIONAL, INC.



                              By:     /s/ Donald A. Wright
                                 ----------------------------------
                              Name:  Donald A. Wright
                              Title:  President



                                      ACCEPTED:

                                      LENDERS:

                                      B III CAPITAL PARTNERS, L.P.

                                      By: DDJ Capital III, LLC, its General
                                      Partner

                                      By: DDJ Capital Management, LLC, Manager



By: /s/ Wendy Schnipper Clayton       By:       /s/ Wendy Landon
    -----------------------------        -----------------------------
    Name:  Wendy Schnipper Clayton       Name:  Wendy Landon
    Title: Authorized Signatory          Title: Authorized Signatory

                                        B IIIA CAPITAL PARTNERS, L.P.

                                        By: GP III-A, LLC its General Partner

                                        By: DDJ Capital Management, LLC, Manager

By: /s/ Wendy Schnipper Clayton         By:       /s/ Wendy Landon
    ------------------------------         -----------------------------
    Name:  Wendy Schnipper Clayton         Name:  Wendy Landon
    Title: Authorized Signatory            Title: Authorized Signatory

                                        DDJ CANADIAN HIGH YIELD FUND


                                        By: DDJ Capital Management, LLC, its
                                        attorney-in-fact

By: /s/ Wendy Schnipper Clayton         By:       /s/ Wendy Landon
    ------------------------------         ----------------------------
    Name:  Wendy Schnipper Clayton         Name:  Wendy Landon
    Title: Authorized Signatory            Title: Authorized Signatory

                                        State Street Bank & Trust, solely in its capacity as Custodian for General Motors Employees Global Group Pension Trust as directed by DDJ Capital Management, LLC, and not in its individual capacity


                                        By:       /s/ Andrew Blood
                                           -----------------------------
                                           Name:  Andrew Blood
                                           Title: Assistant Secretary

DDJ CAPITAL MANAGEMENT, LLC, as Agent

By: /s/ Wendy Schnipper Clayton         By:       /s/ Wendy Landon
    ------------------------------         -----------------------------
    Name:  Wendy Schnipper Clayton         Name:  Wendy Landon
    Title: Authorized Signatory            Title: Authorized Signatory

                          Schedule A: List of Grantors
                          ----------------------------

Name                                            Jurisdiction of Organization
----                                            ----------------------------

Pacific Aerospace & Electronics, Inc.           Washington

Aeromet America, Inc.                           Washington

Balo Precision Parts, Inc.                      Washington

Cashmere Manufacturing Co., Inc.                Washington

Ceramic Devices, Inc.                           Washington

Electronic Specialty Corporation                Washington

Northwest Technical Industries, Inc.            Washington

Pacific Coast Technologies, Inc.                Washington

Seismic Safety Products, Inc.                   Washington

Skagit Engineering & Manufacturing, Inc.        Washington

PA&E International, Inc.                        Washington

                          Schedule B: List of Lenders

Name                                            Jurisdiction of Organization
----                                            ----------------------------


B III Capital Partners, L.P.                    Massachusetts

B III-A Capital Partners, L.P.                  Massachusetts

DDJ Canadian High Yield Fund
     By DDJ Capital Management LLC              Massachusetts

State Street Bank & Trust
     As Custodian for General Motors
     Employees Global Group Pension Trust       Massachusetts

                               Schedule I: Patents
                               -------------------



         [Intentionally omitted; available upon request by the Company]

                             Schedule II: Trademarks
                             -----------------------


         [Intentionally omitted; available upon request by the Company]

                         Schedule III: License Agreement
                         -------------------------------


               [Omitted and available upon request to the Company]

                                    EXHIBIT A
                                    ---------

                                     FORM OF
                    TRADEMARK COLLATERAL AGREEMENT AND NOTICE
                    -----------------------------------------

          This TRADEMARK COLLATERAL AGREEMENT AND NOTICE dated as of _________, is among [Company Name], a ________ corporation with its principal place of business at ______________ ("Assignor"), and [Client Name], a ________
                                     -
corporation with offices at _______________ ("Assignee") pursuant to a [Loan
                                              --------
Agreement] dated ____________, by and [between][among] Assignor and Assignee and pursuant to certain other loan documents referenced therein (collectively, the "Loan Documents").

          WHEREAS, Assignor is the owner of certain trademarks, including all federal applications and/or registrations therefor, together with the goodwill of the business connected with the use of and symbolized thereby, as listed on
Exhibit 1 hereto (the "Marks"); and
---------

          WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Liabilities (as defined in the Loan Documents) a security interest and lien in and to the Marks and all Proceeds thereof and all other related claims and rights as more fully described in a certain Intellectual Property Security Agreement (the "Collateral Agreement") in favor of the Assignee dated _________, by and [between][among] Assignor and Assignee;

     NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Secured Obligations, Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Marks and all Proceeds thereof and gives notice of such security interest and the existence of such Collateral Agreement providing therefor.

Executed as of the date first above written.


                                   [Assignor]
                                   [Assignee]

                                   EXHIBIT 1

                  To Trademark Collateral Agreement and Notice
                  --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
            Country                      Word Mark              Registration No.               Registration Date
            (State)                                               (Serial No.)                   (Filing Date)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                                     FORM OF
                     PATENT COLLATERAL AGREEMENT AND NOTICE
                     --------------------------------------

        This PATENT COLLATERAL AGREEMENT AND NOTICE dated as of ____________, is [between][among] [Company Name], a _______ corporation with its principal place of business at _______________ ("Assignor") and [Lender], a ________ with
                                 --------
offices at ____________ ("Assignee") pursuant to a [Loan Agreement] dated
                          --------
________, by and [between][among]among Assignor and Assignee and pursuant to certain other loan documents referenced therein (collectively, the "Loan Documents").

        WHEREAS, Assignor is the owner of certain United States patents and/or patent applications as listed on Exhibit 1 hereto (the "Patents"); and
                                 ---------

        WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Liabilities (as defined in the Loan Documents) a security interest and lien in and to the Patents and all Proceeds thereof and all other related claims and rights as more fully described in a certain Intellectual Property Security Agreement (the "Collateral Agreement") in favor of the Assignee dated ________, by and [between][among] Assignor and Assignee;

        NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Secured Obligations, Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Patents and all Proceeds thereof and gives notice of such security interest and the existence of such Collateral Agreement providing therefor.

        Executed as of the date first above written.

                              [Lender]
                              [Grantors]

                                    EXHIBIT 1

                    To Patent Collateral Agreement and Notice
                    -----------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  Patent                                             Owner/
  Number               Issue Date                   Assignee                                Title
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                       28